                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                                  ------------

                       OCTOBER 30, 2000 (OCTOBER 29, 2000)

                Date of Report (Date of Earliest Event Reported)

                                  PRIMEDIA INC.

               (Exact Name of Registrant as Specified in Charter)


                 DELAWARE                                        1-11106                               13-3647573
      (State or Other Jurisdiction of                   (Commission File Number)                     (IRS Employer
      Incorporation or Organization)                                                              Identification No.)

             745 Fifth Avenue
            New York, New York                                                                           10151
  (Address of Principal Executive Office)                                                              (Zip Code)


                                 (212) 745-0100
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

FORWARD-LOOKING STATEMENTS

         Certain of the statements contained herein that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Actual results may differ materially from those included in the forward-looking statements. Forward-looking statements are typically identified by words or phrases such as "believe," "expect," "anticipate," "intend," "estimate," "may increase," "may fluctuate," and similar expressions or future or conditional verbs such as "will," "should," "would," and "could." These forward-looking statements involve risks and uncertainties including, but not limited to, global economic conditions, the satisfaction of all conditions precedent to PRIMEDIA's acquisition of About.com (including shareholder and various regulatory approvals) and the performance of PRIMEDIA's businesses following the pending acquisition of About.com.

ITEM 5.  OTHER EVENTS.

         On October 30, 2000, PRIMEDIA Inc. and About.com, Inc. announced that they have entered into a definitive agreement (the "Merger Agreement") pursuant to which a newly formed subsidiary of PRIMEDIA will merge with and into About.com and About.com will become a wholly owned subsidiary of PRIMEDIA. The transaction has been approved by the Boards of Directors of both PRIMEDIA and About.com. Pursuant to the Merger Agreement, About.com common stockholders will receive 2.3409 shares of PRIMEDIA's common stock for each share of About.com common stock that they own, for a total value of approximately $725 million.

         The transaction is expected to be completed by June 30, 2001. It is subject to the Hart-Scott-Rudino Antitrust Improvements Act of 1976, as amended, and approval by stockholders holding a majority of the common stock of PRIMEDIA and of About.com. Holders of a majority of the common stock of PRIMEDIA have agreed to approve the issuance of

PRIMEDIA'S common stock pursuant to the Merger Agreement The merger will be a tax-free exchange. The joint press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated by reference in its entirety.

ITEM 7.  EXHIBITS.

           (c)      Exhibits.

                      EXHIBIT NO.      DESCRIPTION

                            2.1 Agreement and Plan of Merger between PRIMEDIA Inc., Abracadabra Acquisition Corporation and About.com, Inc., dated as of October 29, 2000

                           99.1 Joint Press Release, dated October 30, 2000, issued by PRIMEDIA Inc. and About.com, Inc.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  PRIMEDIA INC.

                                              By:   /S/ BEVERLY C. CHELL
                                                   -----------------------------
                                              Name:  Beverly C. Chell
                                              Title: Vice Chairman and Secretary

Date:  October 30, 2000

                                  EXHIBIT INDEX

EXHIBIT NO.     DESCRIPTION

2.1 Agreement and Plan of Merger between PRIMEDIA Inc., Abracadabra Acquisition Corporation and About.com, Inc., dated as of October 29, 2000

99.1 Joint Press Release, dated October 30, 2000, issued by PRIMEDIA Inc. and About.com, Inc.



         EX-2 OTHERDOC
              2
              0002.txt
                   EXHIBIT 2.1 - AGREEMENT AND PLAN OF MERGER

         EX-99 OTHERDOC
              3
              0003.txt
                  EXHIBIT 99.1 - JOINT PRESS RELEASE